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                               ULTRA SERIES FUND

                        SUPPLEMENT DATED MARCH 4, 2005 TO
                          PROSPECTUS DATED MAY 1, 2004

As of the date of this supplement, the Ultra Series Fund prospectus and statement of additional information are hereby amended as follows:

SUBADVISER CHANGE
Effective February 28, 2005, Massachusetts Financial Services will no longer manage the assets of the High Income Fund. MEMBERS Capital Advisors, the Funds' investment adviser, has engaged Shenkman Capital Management, Inc., 461 Fifth Avenue, 22nd floor, New York, NY as subadviser for the High Income Fund.

MID-CAP STOCK FUND
Principal Investment Strategies, page 17. The first paragraph is replaced in its entirety with the paragraph below:

    The Mid-Cap Stock Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $12 billion, but more than $1 billion, at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because its market capitalization has grown beyond $12 billion, or fallen below $1 billion, and such positions may be increased through additional purchases.